UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2009

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2315 Broadway

New York, New York 10024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 874-8282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 8, 2009, John Marshall informed The Princeton Review, Inc. (the “Company”) of his resignation as President of the Company’s Test Preparation Services Division, effective as of January 16, 2009. Stephen C. Richards, who is the Company’s Chief Operating Officer and Chief Financial Officer, will take over responsibility for the day-to-day management of the Test Preparation Services Division, and, accordingly, the Company does not currently intend to appoint a new president of this division.

Information contained in this Current Report on Form 8-K that relates to the Company’s management of its Test Preparation Services Division includes “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.
Dated: January 12, 2009
/s/ Neal S. Winneg
	Name:	Neal S. Winneg
	Title:	Executive Vice President

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